HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5244 - PremierSolutions Standard (Series II)
333-72042	HV-5795 - PremierSolutions Standard (Series A)

333-151805	HV-6776 - Premier Innovations(SM)

Supplement dated August 27, 2012 to your Prospectus

FUND NAME CHANGE

ALLIANCEBERNSTEIN BALANCED SHARES FUND – CLASS A

Effective on or about October 8, 2012, the following name change is made to your Prospectus:

Old Name	New Name
AllianceBernstein Balanced Shares Fund - Class A	AllianceBernstein Global Risk Allocation Fund, Inc. - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.